Trade and other payables	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

	December 31, 2023	December 31, 2022
Current liabilities	€m	€m
Trade payables	400.6	433.3
Accruals and deferred income	186.2	126.4
Trade terms payable	75.5	63.4
Social security and other taxes	30.6	25.0
Other payables	20.1	18.3
Financial payables	43.6	26.1
Bank overdrafts	13.2	2.9
Total current trade and other payables	769.8	695.4
Non-current liabilities
Accruals and deferred income	0.5	1.1
Total non-current trade and other payables	0.5	1.1
Total trade and other payables	770.3	696.5
The Company has implemented a Supply Chain Financing (“SCF”) program for its suppliers. The principal purpose of these arrangements is to provide the supplier with the option to access liquidity earlier through the sale of its receivables due from the Company to a bank or other financial institution prior to their due date. Management has determined that the Company’s payables to these suppliers have neither been extinguished nor have the liabilities been significantly modified by these arrangements. The value of amounts payable, invoice due dates and other terms and conditions applicable, from the Company’s perspective, remain unaltered, with only the ultimate payee being changed. At December 31, 2023, there was no material usage of the programs (December 31, 2022: nil). The cash outflows in respect of these arrangements will be recognized within operating cash flows.